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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 15, 2000
                                 ---------------
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)


                            Delaware                    0-21969                     23-2725311
                  (State or other jurisdiction   (Commission File No.)     (IRS Employer Identification
                       of incorporation)                                               No.)

                 1201 Winterson Road, Linthicum, Maryland 21090
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
                                 --------------



                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 2

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ITEM 5.       OTHER EVENTS.

              On August 15, 2000, CIENA Corporation announced the declaration of a 2-for-1 split of the common stock, par value $.001 per share, of CIENA, to be effected by way of a stock dividend, of one share for each share held by holders of record on August 28, 2000. The distribution date is September 18, 2000. A copy of the press release issued on August 15, 2000 announcing the stock split is attached as an Exhibit hereto.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

                    99.1 Press Release, issued August 15, 2000 (announcing stock split)



















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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CIENA CORPORATION


Date:  August 16, 2000       By:   /s/  Michael O. McCarthy III
                                   ---------------------------------------------
                                   Michael O. McCarthy III
                                   Vice President, General Counsel and Secretary























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